UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 15, 2006

FBO AIR, INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

333-56046	87-0617649
(Commission File Number)	(I.R.S. Employer Identification No.)

101 Hangar Road
Wilkes-Barre/Scranton International Airport
Avoca, PA	18641
(Address of Principal Executive Offices)	(Zip Code)

(570) 414-1400

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-d(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 3 - Securities and Trading Markets

Item 3.02. Unregistered Sales of Equity Securities.

(a) The Compensation Committee of the Board of Directors of FBO Air, Inc., the registrant (“FBO Air”), granted an option effective September 15, 2006 to purchase 250,000 shares of the Common Stock, $.001 par value (the “Common Stock”), of FBO Air. The Compensation Committee acted pursuant to a unanimous consent dated August 25, 2006 providing that the option was not to become effective unless and until the optionee’s employment with FBO Air commenced.

(b) There was no underwriter for the grant. An incentive stock option expiring September 14, 2011 to purchase 250,000 shares of the Common Stock was granted pursuant to the FBO Air, Inc. Stock Option Plan of 2005 (the “Option Plan”) to Keith P. Bleier who became FBO Air’s Chief Financial Officer and a Senior Vice President of FBO Air effective on that date. See Item 5.02(c)(1) of this Report for information relating to such election and designation. The employment agreement of such executive officer requires that he be granted an option to purchase 250,000 shares of the Common Stock on the effective date of employment and then on each of the anniversary dates during the two remaining years of the initial term. See Item 5.02(c)(3) for a brief description of certain of the other material terms and conditions of his employment agreement. A copy of the employment agreement is filed as Exhibit 10.1 to this Report and is incorporated into this Item 3.02 and Item 5.02(c)(3) by this reference. A copy of the Option Plan is filed (by incorporation by reference) as Exhibit 10.2 to this Report and is incorporated in this Item 3.02 by this reference.

(c) The option was not issued for cash and there were no underwriting discounts or commissions. As indicated in subsection (b) above, this option was issued in consideration of the services to be performed for FBO Air and its subsidiaries (FBO Air and its subsidiaries collectively the “Company”) by this executive officer of FBO Air.

(d) FBO Air claims that the grant of this option was exempt from the registration requirement of Section 5 of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the exemption of Section 4(2) of the Securities Act as a transaction not involving a public offering. The optionee represented to FBO Air that he was acquiring the option, and, if not registered under the Securities Act at the time, the shares of the Common Stock issuable upon the exercise of the option, for investment, and not with a view toward, or in connection with, a distribution (as the term “distribution” is contemplated under the Securities Act).

(e) The option is exercisable at $.60 per share, which is above the market price on September 15, 2006, i.e., the date of grant. The option is not exercisable until September 15, 2007 and thereafter is exercisable, from time to time in its entirety or in part, until September 14, 2011.

(f) Not applicable.

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(a) Not applicable.

(b) Not applicable.

(c)   (1) Effective September 15, 2006, Keith P. Bleier began to serve FBO Air as a Senior Vice President and its Chief Financial Officer. The Board of Directors elected and designated Mr. Bleier pursuant to a unanimous consent dated August 25, 2006 providing that such election and designation were not to become effective unless and until he commenced his employment (i.e., on September 15, 2006).

Mr. Bleier is FBO Air’s first full-time Chief Financial Officer. Ronald J. Ricciardi, the President and Chief Executive Officer of FBO Air, had been serving as Acting Chief Financial Officer until now, assisted by a financial consultant. As a result, the Company’s ability to provide for segregation of duties and the ability to ensure consistently complete and accurate financial reporting was impaired, making the Company’s disclosure controls and procedures not effective. With the engagement of Mr. Bleier, the FBO Air Board of Directors believes that a major step has been taken toward curing this material weakness and that the duties can now begin to be appropriately segregated. The directors recognize, however, that as the Company grows and its resources permit, additional financial personnel may have to be added to supplement Mr. Bleier’s efforts.

(2) Prior to his engagement by FBO Air and commencing in September 2002, Mr. Bleier, who is a certified public accountant, served as a Principal of the Business Advisory Group of Bonadio & Co. LLP, a certified public accounting firm. While serving in such capacity, among his duties was as the engagement manager in that firm’s representation of Airborne, Inc., which became a subsidiary of FBO Air on September 23, 2005. From September 1998 to September 2002, he served as the principal accounting and financial officer of Montana Mills Bread Co., Inc. and its subsidiaries, which company’s common stock was listed on the American Stock Exchange prior to its purchase by Krispy Kreme Donut Corp. and which was a specialty retail and wholesale bakery manufacturer. He has no family relationship with any director or executive officer of FBO Air. During the past two years, except as reported in the second preceding sentence, Mr. Bleier has had no transactions or proposed transactions to which FBO Air was, or was to be, a party requiring disclosure pursuant to Item 404 of Regulation S-B of the Securities and Exchange Commission.

(3) Mr. Bleier entered into an employment agreement dated as of September 1, 2006 with FBO Air providing for (a) a three-year initial term commencing September 15, 2006, subject to automatic renewals for additional one-year periods unless terminated by either party on 90 days’ prior notice to the other before the renewal anniversary date; (b) a base salary of $185,000, which amount shall increase by 5% on each anniversary date during the term of this agreement, with eligibility for an incentive bonus each year during the term at the discretion of the Board of Directors; (c) a grant of an option, on the effective date of his employment and then on each of the anniversary dates during the initial term, to purchase 250,000 shares of the Common Stock, each option to become exercisable on the first anniversary of its respective date of grant and to expire five years from its respective date of grant (see Item 3.02 of this Report for information as to the first option grant); and (d) severance pay of one year’s base salary, his prior year's incentive bonus and immediate vesting of options in the event of a change of control (which is defined in a manner similar to the provision in other executive officers’ employment agreements) if his employment terminates within one year of the change of control.

(d)   (1) Effective September 15, 2006, the Board of Directors of FBO Air amended its Bylaws to increase the number of authorized directors from eight to eleven and elected Donald Hecht, Thomas Iovino and Stephen B. Siegel to fill three of the four vacancies. The Board acted pursuant to a unanimous consent dated August 25, 2006 providing that each of the elections was not to become effective until the later of (i) September 15, 2006 or (ii) five business days after (A) the closing of the then pending FBO Air private placement (which closed on September 1, 2006) and (B) his acceptance of such election. This was a second step by the Board in its attempt to ensure that at least a majority of the directors were independent (five of the ten will now qualify as independent). Each newly elected director will now serve until the next Annual Meeting of Stockholders (now expected to be called for early November 2006) and until his successor is duly elected and qualified.

(2) There are no arrangements or understandings between any of the new directors and any other person pursuant to which such director was selected as a director.

(3) No assignment of the new directors to committees of the Board of Directors has been made as yet. It is expected, however, that because of Mr. Hecht’s accounting background that he will be assigned to the Audit Committee.

(4) Except for the newly-elected director’s participation on the same basis as other investors in the private placement which FBO Air closed on September 1, 2006, there have been no transactions or proposed transactions during the past two years between such director and FBO Air or any of its subsidiaries required to be reported pursuant to Item 404(a) of Regulation S-B of the Securities and Exchange Commission.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits

Exhibit No.	Description

10.1	Copy of Employment Agreement dated as of September 1, 2006 by and between FBO Air and Keith P. Bleier.

10.2	Copy of FBO Air, Inc. Stock Option Plan of 2005. (1)

(1)	Incorporated by reference to FBO Air’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FBO Air, Inc.
(Registrant)

Dated: September 19, 2006	By /s/ Ronald J. Ricciardi
Ronald J. Ricciardi
President and Chief Executive Officer

FBO Air, Inc.
Index to Exhibits Filed
With Current Report on Form 8-K

Exhibit
Number	Description	Page

10.1	Copy of Employment Agreement dated as of
September 1, 2006 by and between FBO Air and
	Keith B. Bleier	E-2

E-1